UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Black Knight, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! BLACK KNIGHT, INC. 601 RIVERSIDE AVENUE JACKSONVILLE, FL 32204 BLACK KNIGHT, INC. 2022 Annual Meeting Vote by June 14, 2022 11:59 PM ET You invested in BLACK KNIGHT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2022. Vote Virtually at the Meeting* June 15, 2022 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/BKI2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D84813-P72697 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D84814-P72697 1 Year 01) Anthony M. Jabbour 02) Catherine L. (Katie) Burke 03) Thomas M. Hagerty 04) David K. Hunt 05) Joseph M. Otting 06) Ganesh B. Rao 07) John D. Rood 08) Nancy L. Shanik 1. Election of eight directors to serve until the 2023 annual meeting of shareholders: Nominees: 2. Approval of a proposal that the board of directors amend the Company’s bylaws to adopt “proxy access” rights. 3. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. 4. Selection, on a non-binding advisory basis, of the frequency (annual or “1 Year,” biennial or “2 Years,” triennial or “3 Years”) with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers. 5. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. For For For For All